Pension	3 Months Ended
Mar. 31, 2013
Pension [Abstract]
PENSION

NOTE 8 — PENSION

The following are the components of net periodic pension expense (in millions):

	Three Months Ended March 31,
	2013	2012
Service cost	$0.2	$0.2
Interest cost	2.9	3.2
Expected return on plan assets	(4.0)	(3.9)
Amortization of prior service costs and unrecognized loss	1.0	—

	$0.1	$(0.5)

Effective March 15, 2012, certain defined benefit retirement plans were amended to freeze the plan benefits for all non-union participants and were replaced with an enhanced benefit under the defined contribution plans. The plan amendment resulted in a plan curtailment that reduced pension liabilities by $13.9 million. The $13.9 million ($8.6 million net of income taxes) was recorded as a reduction of the pension liability, net of tax component of net other comprehensive income.